UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2026

VANECK BNB ETF
(Exact name of registrant as specified in its charter)

Delaware	001-43313	33-6988309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Third Avenue
9th Floor
New York
New York		10017

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 293-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	VBNB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement
On August 5, 2026, VanEck Digital Assets, LLC (the "Sponsor"), as agent for VanEck BNB ETF (the "Trust"), entered into a Custodial Services Agreement (the "Second Custody Agreement") with BitGo Bank & Trust, National Association ("BitGo"), a nationally chartered bank supervised by the Office of the Comptroller of the Currency, pursuant to which BitGo serves as a second BNB custodian for the Trust (the "Second BNB Custodian").

Under the Second Custody Agreement, BitGo makes available to the Trust a custodial account for BNB maintained by BitGo (the "Second BNB Account"). BitGo's services in respect of the Second BNB Account (i) allow BNB to be held in custody in the Second BNB Account, (ii) allow BNB to be deposited from a public blockchain address to the Trust's Second BNB Account, (iii) allow BNB to be withdrawn from the Second BNB Account to a public blockchain address as instructed by the Trust, and (iv) include such additional services as may be agreed to between the Trust and BitGo from time to time. The Second Custody Agreement provides that the Trust retains all right, title and beneficial ownership of its BNB, that BitGo will hold the Trust's BNB separately from the assets of BitGo's other customers, and that BitGo will not lend, pledge or rehypothecate the Trust's BNB except as authorized by the Trust or required by applicable law.

The foregoing description of the Second Custody Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Custody Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

10.1	BitGo Custodial Services Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2026

VanEck BNB ETF *

By:	VanEck Digital Assets, LLC, as Sponsor of the Trust

By:	/s/ Matthew A. Babinsky
Name:	Matthew A. Babinsky
Title:	Vice President

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer of VanEck Digital Assets, LLC, the Sponsor of the registrant.